[GRAPHIC OMITTED]


                                                                  Annual Report
                                                                 To Shareholders
                                                               December 31, 1997

DEAR SHAREHOLDER:

     I am pleased to present the Hatteras Income Securities, Inc. (the "Company") Annual Report to Shareholders for the year ended December 31, 1997.

Investment Objective

     The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek to provide high monthly income consistent with prudent investment risk.

Performance Update*

     The year 1997 was a volatile period for the fixed-income markets with a little something for the bulls and the bears -- Federal Reserve Board Chairman Greenspan's pondering of "irrational exuberance" in the financial markets; 25 basis points of monetary tightening; economic growth well above the most optimistic expectations of the economy's long-run potential; unemployment rates at 25 year lows; falling inflation despite strong growth and low unemployment; declining budget deficits and Treasury supply; and Asian currency and financial market disasters. In the end, the bulls won with low inflation, declining supply, robust economic growth and low unemployment dominating. Long-term bond yields began the year at 6.65% and rose to a high of 7.10% before falling to a year-end low of 5.92%. In this volatile year, the Company posted a positive return of 11.18%** based on its market value vs 17.58% for the Lipper Closed-End Investment Grade Bond Funds.

     A true measure of the Company's success is performance over longer time horizons. Over the five year period ended December 31, 1997, the Company has delivered an average annual return of 8.67% based on net asset value ("NAV"), which compares well with the Merrill Lynch Corporate Master Index of 8.55%** and the Lipper Closed-End Investment Grade Bond Funds average return of 8.66%.

     In addition, an important component of total return is income and, with a monthly dividend rate of $0.095, the Company has an annualized yield of 7.08% based on the closing NAV of $16.11 on December 31, 1997. This remains a very competitive yield on the portfolio, given the current level of interest rates.

Market Outlook

     Going into 1998, we are optimistic given an absence of inflationary pressures, slowing economic growth, reduced Treasury borrowing needs, and the persistence of a "flight-to-quality" trend in the U.S. market. In this environment, a long average maturity and duration stance is warranted. The Company will maintain its general overweighting of corporate bonds in order to capture incremental yield and income. While the near-term picture for corporate bonds could remain volatile, longer-term values are attractive with overall credit quality measures at their highest level, in our view, in ten years, and demand exhibiting no signs of weakness. Caution is warranted in the mortgage market as volatility and prepayments are expected to rise as interest rates continue their descent. Investors have been complacent with respect to volatility and prepayments. These concerns are reflected by the reduced weighting in the Company's mortgage holdings. In summary, we begin the year with a positive outlook on interest rates, with guarded optimism for the corporate sector and with pessimism for the interest-rate and volatility-sensitive mortgage sector.

     We remain confident in pursuing the Company's investment objective of high monthly income consistent with prudent investment risk and thank you for your continued support.


Sincerely,



/s/ Mark H. Williamson
-----------------------
MARK H. WILLIAMSON
President
December 31, 1997

              NOT FDIC-INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

   SHARES OF HATTERAS INCOME SECURITIES, INC. ARE NOT DEPOSITS OR OTHER OBGLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 NATIONSBANK AFFILIATES PROVIDE ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
      --------------------------------------------------------------------
      * The past performance information quoted is not an indication of future results.

     ** The Lipper Closed-End Investment Grade Bond Funds universe includes 16 funds. Lipper Analytical Services, Inc. is an independent monitor of closed-end fund performance. The Merrill Lynch Corporate Master Index consists of fixed-rate, coupon bearing bonds with an outstanding par value greater than or equal to $25 million, a maturity range greater than or equal to one year and bond ratings of BBB/Baa3 and above.

                        HATTERAS INCOME SECURITIES, INC.

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1997



  Principal                                                  Moody's        S&P              Cost           Value
   Amount                                                    Rating         Rating                        (Note 1)
                                                              (Unaudited)    (Unaudited)
CORPORATE BONDS AND NOTES -- 54.1%
               BANKING AND FINANCE -- 6.0%
$ 700,000      First Nationwide Escrow,
               10.625% 10/01/03* ..........................  BA3            N/R          $ 735,875      $ 784,000
1,000,000      Security Pacific Corporation, Sub Note,
               11.000% 03/01/01 ...........................  A1             A            1,202,730      1,133,859
  500,000      TIG Holdings, Inc., Notes,
               8.125% 04/15/05 ............................  Baa1           A-             540,635        539,692
  750,000      Western Financial Savings Bank, Sub.
               Deb., 8.500% 07/01/03 ......................  B1             BB+            801,540        723,849
                                                                                         ---------      ---------
               Total Banking and Finance:                                                3,280,780      3,181,400
                                                                                         ---------      ---------
               COMPUTER -- 1.3%
  700,000      Unisys Corporation, Sr. Note,
               10.625% 10/01/99 ...........................  B1             B+             749,875        714,000
                                                                                         ---------      ---------
               CONTAINERS -- 1.5%
  750,000      BWAY Corporation, Sr. Note,
               10.250% 04/15/07 ...........................  B2             B              826,875        817,500
                                                                                         ---------      ---------
               ELECTRIC UTILITY -- 1.4%
  750,000      Dominion Capital, Sr. Note,
               7.830% 12/01/27 ............................  Baa1           BBB+           764,160        754,240
                                                                                         ---------      ---------
               ENERGY -- 4.8%
  800,000      Barrett Resources Corporation, Notes,
               7.550% 02/01/07 ............................  Ba1            BB+            803,084        829,723
  700,000      Occidental Petroleum Corporation, Sr.
               Deb., 10.125% 09/15/09 .....................  Baa2           BBB            911,288        902,755
  800,000      PDV America Inc., 7.875% 08/01/03 ..........  Baa3           BB-            788,604        827,850
                                                                                         ---------      ---------
               Total Energy:                                                             2,502,976      2,560,328
                                                                                         ---------      ---------
               ENTERTAINMENT -- 2.2%
1,000,000      Time Warner, Inc. Note,
               8.375% 07/15/33 ............................  Baa3           BBB-         1,144,750      1,144,485
                                                                                         ---------      ---------

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                               December 31, 1997


  Principal                                                Moody's        S&P              Cost           Value
   Amount                                                  Rating         Rating                        (Note 1)
                                                            (Unaudited)    (Unaudited)
               FINANCIAL/BROKERAGE -- 2.6%
$ 775,000      Morgan Stanley Finance PLC,
               8.030% 02/28/17 ..........................  A2             A-           $ 793,482      $ 847,994
  500,000      Paine Webber Group, Inc., Notes,
               7.625% 10/15/08 ..........................  Baa1           BBB+           512,785        533,209
                                                                                       ---------      ---------
               Total Financial/Brokerage:                                              1,306,267      1,381,203
                                                                                       ---------      ---------
               GAS -- 2.1%
1,000,000      Louis Dreyfus Natural Gas Corporation,
               Sr. Sub note, 9.250% 06/15/04 ............  Ba3            BB+          1,086,660      1,115,544
                                                                                       ---------      ---------
               HEALTH CARE -- 6.1%
  600,000      Genesis Health Ventures Inc.,
               9.250% 10/01/06 ..........................  B2             B-             606,250        611,250
  750,000      HealthSouth Corporation,
               9.500% 04/01/01 ..........................  Ba3            BB-            794,375        783,750
               Tenet Healthcare Corporation:
  250,000      Sr. Notes, 8.000% 01/15/05 ...............  BA1            BB             258,750        255,937
1,000,000      Sr. Sub Notes, 10.125% 03/01/05 ..........  Ba3            B+           1,080,000      1,091,250
  500,000      Quorum Health Group, Inc.,
               8.750% 11/01/05 ..........................  Ba3            BB-            518,685        515,625
                                                                                       ---------      ---------
               Total Health Care:                                                      3,258,060      3,257,812
                                                                                       ---------      ---------
               INDUSTRIAL -- 10.1%
1,000,000      Auburn Hills Trust Certificates, Deb.,
               12.000% 05/01/20 .........................  A3             A            1,418,220      1,610,879
  500,000      Fisher Scientific International, Sr. Note,
               7.125% 12/15/05 ..........................  B1             B+             467,775        482,117
1,100,000      Harris Corporation,
               10.375% 12/01/18 .........................  A3             A-           1,230,196      1,195,117
  600,000      USA Waste Services, Inc.,
               7.125% 12/15/17 ..........................  Baa3           BBB            599,052        598,128
  700,000      Valassis Inserts Inc., Sr. Sub. Note,
               9.375% 03/15/99 ..........................  Ba3            BB-            723,499        718,488
  750,000      Westpoint Stevens Incorporated,
               8.750% 12/15/01 ..........................  Ba3            BB-            752,000        776,250
                                                                                       ---------      ---------
               Total Industrial:                                                       5,190,742      5,380,979
                                                                                       ---------      ---------

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                               December 31, 1997


  Principal                                             Moody's        S&P               Cost           Value
   Amount                                               Rating         Rating                          (Note 1)
                                                         (Unaudited)    (Unaudited)
               INSURANCE -- 3.6%
$ 750,000      Conseco Inc., Sr. Note,
               8.796% 04/01/27 .......................  Ba2            BBB-         $  841,203      $  842,008
1,000,000      Leucadia National Corporation, Sr. Sub.
               Note, 8.250% 06/15/05 .................  Ba1            BBB           1,000,000       1,071,376
                                                                                    ----------      ----------
               Total Insurance:                                                      1,841,203       1,913,384
                                                                                    ----------      ----------
               MEDIA AND CABLE -- 5.4%
  700,000      Jones Intercable, Inc., Sr. Note,
               9.625% 03/15/02 .......................  Ba2            BB              700,375         752,500
1,000,000      Rogers Cablesystems Limited, Deb.,
               10.000% 12/01/07 ......................  Ba3            BB+           1,000,000       1,100,000
1,000,000      Viacom Inc., Sr. Note,
               7.750% 06/01/05 .......................  Ba2            BB+           1,025,630       1,020,182
                                                                                    ----------      ----------
               Total Media and Cable:                                                2,726,005       2,872,682
                                                                                    ----------      ----------
               PAPER & FOREST PRODUCTS -- 1.7%
  750,000      Georgia-Pacific,
               9.500% 12/01/11 .......................  Baa2           BBB-            934,342         930,838
                                                                                    ----------      ----------
               PUBLISHING -- 1.4%
  625,000      News America Holdings Inc., Sr. Deb.,
               10.125% 10/15/12 ......................  Baa3           BBB             719,584         739,194
                                                                                    ----------      ----------
               TELECOMMUNICATIONS -- 2.0%
1,000,000      GTE Corporation, Sr. Deb.,
               7.900% 02/01/27 .......................  Baa1           A             1,035,670       1,063,806
                                                                                    ----------      ----------
               TRANSPORTATION -- 1.8%
  750,000      Federal Express Corporation, Note,
               9.650% 06/15/12 .......................  Baa2           BBB             816,183         964,415
                                                                                    ----------      ----------
               Total Corporate Bonds and
               Notes:                                                               28,184,132      28,791,810
                                                                                    ----------      ----------

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                               December 31, 1997


  Principal                                                  Cost          Value
    Amount                                                                (Note 1)
MORTGAGE-BACKED SECURITIES -- 17.1%
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION CERTIFICATES -- 4.2%
 $1,398,298     8.000% 09/15/24 ......................  $ 1,435,877    $ 1,449,860
    653,471     9.000% 04/15/09 -- 12/15/16 ..........      610,937        698,806
     94,089     9.500% 07/15/09 ......................       89,385        101,793
                                                        -----------    -----------
                                                          2,136,199      2,250,459
                                                        -----------    -----------
                FEDERAL HOME LOAN MORTGAGE
                CERTIFICATES -- 0.1%
     73,833     9.250% 08/01/08 ......................       62,482         78,552
                                                        -----------    -----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION
                CERTIFICATES -- 12.8%
  3,619,112     6.500% 07/01/11 -- 05/01/27 ..........    3,421,618      3,597,337
  1,542,194     7.000% 06/01/11 -- 04/01/27 ..........    1,512,209      1,563,488
  1,002,231     8.500% 12/01/25 ......................    1,025,094      1,046,391
    223,974     9.000% 05/01/27 ......................      235,103        237,973
    330,948     9.250% 09/01/10 ......................      300,501        352,976
                                                        -----------    -----------
                                                          6,494,525      6,798,165
                                                        -----------    -----------
                Total Mortgage-Backed Securities:         8,693,206      9,127,176
                                                        -----------    -----------
                TREASURY BONDS AND NOTES -- 28.8% United States Treasury Notes:
    600,000     6.375% due 04/03/99 ..................      605,531        605,437
  2,620,000     13.75% due 08/15/04 ..................    3,706,212      3,753,150
                                                        -----------    -----------
                                                          4,311,743      4,358,587
                                                        -----------    -----------
                United States Treasury Bonds:
  5,150,000     12.000% due 08/15/13 .................    7,467,068      7,596,250
  3,250,000     6.250% due 08/15/23 ..................    3,353,008      3,349,531
                                                        -----------    -----------
                                                         10,820,076     10,945,781
                Total Treasury Bonds and Notes:          15,131,819     15,304,368
                                                        -----------    -----------
                TOTAL INVESTMENTS                       $52,009,157    $53,223,354
                                                        ===========    ===========

----------
* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997


ASSETS:
  Investment in securities, at value (Note 1) .........................................    $ 53,223,354
  Cash ................................................................................          47,029
  Interest receivable .................................................................         988,922
  Prepaid expenses and other assets ...................................................           3,174
                                                                                           ------------
      Total assets ....................................................................      54,262,479
                                                                                           ------------
LIABILITIES:
  Management and advisory fees payable (Note 4) .......................................          28,073
  Transfer agent fees payable .........................................................          12,139
  Accrued legal and audit fees ........................................................          10,371
  Accrued shareholder reports expense .................................................           8,214
  Accrued expenses and other payables .................................................           2,783
                                                                                           ------------
      Total Liabilities ...............................................................          61,580
                                                                                           ------------
NET ASSETS (equivalent to $16.11 per share based on 3,363,512 shares of capital stock
  outstanding) ........................................................................    $ 54,200,899
                                                                                           ============
Investments, at cost ..................................................................    $ 52,009,157
                                                                                           ============
                                  NET ASSETS CONSIST OF:
CAPITAL STOCK -- $1.00 par value (shares authorized, 5,000,000)........................    $  3,363,512
  Paid-in capital .....................................................................      51,162,365
  Undistributed net investment income (Note 1) ........................................         101,216
  Accumulated net realized loss on investments (Note 3) ...............................      (1,640,391)
  Net unrealized appreciation of investments ..........................................       1,214,197
                                                                                           ------------
NET ASSETS ............................................................................    $ 54,200,899
                                                                                           ============

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997


INVESTMENT INCOME:
 Interest .........................................................                 $4,326,859
                                                                                    ----------
EXPENSES:
 Management and investment advisory (Note 4) ......................    309,030
 Transfer agent ...................................................     52,302
 Director .........................................................     24,999
 Legal and audit ..................................................     40,040
 Custody (Note 4) .................................................     15,253
 Printing .........................................................     28,766
 New York Stock Exchange Annual Registration ......................     16,318
 Miscellaneous ....................................................     20,820
                                                                       -------
   Total expenses .................................................    507,528
 Fees reduced by credit allowed by custodian (Note 4) .............      7,764
                                                                       -------
   Net expenses ...................................................    499,764
                                                                       -------
NET INVESTMENT INCOME .............................................                  3,827,095
                                                                                    ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS (Note 2):
 Net realized gain on investments during period ...................                     26,332
 Net unrealized appreciation of investments during period .........                    651,852
                                                                                    ----------
 Net realized and unrealized gain on investments ..................                    678,184
                                                                                    ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................                 $4,505,279
                                                                                    ==========

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                               Year              Year
                                                                                              Ended             Ended
                                                                                             12/31/97          12/31/96
                                                                                         ---------------   ---------------
  Net investment income ..............................................................    $  3,827,095      $  4,129,705
  Net realized gain on investments ...................................................          26,332           571,972
  Change in unrealized appreciation/depreciation of investments ......................         651,852        (3,371,350)
                                                                                          ------------      ------------
  Net increase in net assets resulting from investment operations ....................       4,505,279         1,330,327
  Dividends to shareholders from investment income ...................................      (3,827,095)       (4,129,705)
  Distributions to shareholders in excess of net investment income ...................          (7,326)         (122,932)
  Net asset value of 0 and 21,830 shares, respectively, of capital stock issued in
   dividend reinvestment .............................................................              --           342,914
                                                                                          ------------      ------------
  Net increase/decrease in net assets ................................................         670,858        (2,579,396)
NET ASSETS:
  Beginning of year ..................................................................      53,530,041        56,109,437
                                                                                          ------------      ------------
  End of year ........................................................................    $ 54,200,899      $ 53,530,041
                                                                                          ============      ============
  Undistributed/(distributions in excess) of net investment income
   at end of year ....................................................................    $    101,216      $    (30,000)
                                                                                          ============      ============

                      See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.


                              FINANCIAL HIGHLIGHTS

     Selected data for each share of capital stock outstanding throughout each period:



                                                         Year          Year          Year          Year
                                                        Ended         Ended         Ended         Ended
                                                         1997          1996          1995          1994
                                                    ------------- ------------- ------------- -------------
Per Share Operating Performance ...................
Net asset value at beginning of year ..............  $   15.91      $   16.79     $  15.20      $ 16.92
 Net investment income ............................       1.18           1.23         1.35         1.44
 Net realized and unrealized gain/(loss) on
  investment transactions .........................       0.16         ( 0.84)        1.61         ( 1.71)
                                                     ---------      ---------     --------      ---------
 Total from investment operations .................       1.34           0.39         2.96         ( 0.27)
Less distributions ................................
 Dividends from net investment income .............     ( 1.14)        ( 1.23)       ( 1.34)       ( 1.45)
 Dividends in excess of net investment income .....         --(a)      ( 0.04)       ( 0.03)           --
                                                     ---------      ---------     ---------     ---------
 Total distributions ..............................     ( 1.14)        ( 1.27)       ( 1.37)       ( 1.45)
                                                     ---------      ---------     ---------     ---------
Net asset value at end of period ..................  $   16.11      $   15.91     $  16.79      $ 15.20
                                                     =========      =========     =========     =========
Per share at market value, end of period ..........  $  14.875      $  14.375     $  16.125     $ 14.875
Total Return:
 Per share market value ...........................     11.03  %        -3.32%       17.61  %      -11.09%
Ratios and Supplemental Data
 Net assets, end of year (thousands) ..............  $  54,201      $  53,530     $  56,109     $  50,250
 Ratio of net operating expenses to average
  net assets (%) ..................................       .94  %        0.89  %       0.86  %       0.92  %
 Ratio of operating expense before fees paid
  indirectly ......................................       .95  %        0.90  %       0.89  %          --
 Ratio of net investment income to average
  net assets (%) ..................................      7.18  %        7.73  %       8.07  %       8.76  %
 Portfolio turnover rate (%) ......................    199.52  %      166.30  %      48.75  %      28.28  %



                                                         Year          Year          Year          Year          Year
                                                        Ended         Ended         Ended         Ended         Ended
                                                         1993          1992          1991          1990          1989
                                                    ------------- ------------- ------------- ------------- -------------
Per Share Operating Performance ...................
Net asset value at beginning of year ..............   $  16.08      $  16.03      $  14.88      $  15.99      $  15.99
 Net investment income ............................       1.48          1.50          1.54          1.57          1.64
 Net realized and unrealized gain/(loss) on
  investment transactions .........................       0.83          0.05          1.17         ( 1.11)       ( 0.01)
                                                      --------      --------      --------      ---------     ---------
 Total from investment operations .................       2.31          1.55          2.71          0.46          1.63
Less distributions ................................
 Dividends from net investment income .............      ( 1.47)       ( 1.50)       ( 1.56)       ( 1.57)       ( 1.63)
 Dividends in excess of net investment income .....          --            --            --            --            --
                                                      ---------     ---------     ---------     ---------     ---------
 Total distributions ..............................      ( 1.47)       ( 1.50)       ( 1.56)       ( 1.57)       ( 1.63)
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value at end of period ..................   $  16.92      $  16.08      $  16.03      $  14.88      $  15.99
                                                      =========     =========     =========     =========     =========
Per share at market value, end of period ..........   $  18.000     $  18.000     $  17.500     $  14.875     $  15.250
Total Return:
 Per share market value ...........................       8.40  %      12.48  %      29.57  %       7.63  %      12.11  %
Ratios and Supplemental Data
 Net assets, end of year (thousands) ..............   $  55,311     $  51,871     $  50,964     $  46,559     $  49,665
 Ratio of net operating expenses to average
  net assets (%) ..................................       0.90  %       0.97  %       0.99  %       1.01  %       0.97  %
 Ratio of operating expense before fees paid
  indirectly ......................................          --            --            --            --            --
 Ratio of net investment income to average
  net assets (%) ..................................       8.83  %       9.29  %       9.93  %      10.34  %      10.15  %
 Portfolio turnover rate (%) ......................      35.87  %      32.35  %      27.17  %      24.58  %      33.49  %



                                      Year
                                      Ended
                                      1988
                                                    -------------
Per Share Operating Performance ...................
Net asset value at beginning of year ..............   $ 16.07
 Net investment income ............................      1.61
 Net realized and unrealized gain/(loss) on
  investment transactions .........................    ( 0.07)
                                                      ---------
 Total from investment operations .................      1.54
Less distributions ................................
 Dividends from net investment income .............    ( 1.62)
 Dividends in excess of net investment income .....        --
                                                      ---------
 Total distributions ..............................    ( 1.62)
                                                      ---------
Net asset value at end of period ..................   $ 15.99
                                                      =========
Per share at market value, end of period ..........   $ 15.000
Total Return:
 Per share market value ...........................      -2.45%
Ratios and Supplemental Data
 Net assets, end of year (thousands) ..............   $ 49,518
 Ratio of net operating expenses to average
  net assets (%) ..................................       1.01%
 Ratio of operating expense before fees paid
  indirectly ......................................         --
 Ratio of net investment income to average
  net assets (%) ..................................       9.91%
 Portfolio turnover rate (%) ......................      58.57%

     (a) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                        HATTERAS INCOME SECURITIES, INC.

                         NOTES TO FINANCIAL STATEMENTS

   Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.


1. SIGNIFICANT ACCOUNTING POLICIES:

   A summary of significant accounting policies followed by the Company, in preparation of its financial statements, follows. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
   Actual results may differ from those estimates.

   Security Valuation: The Company's portfolio securities listed on an exchange are valued at the closing sales price taken from the exchange on which the security is primarily traded, or the last sales price on a national securities market. Securities traded in only the over-the-counter market are valued on the basis of the closing bid price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Short-term investments that have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Restricted securities and other assets are valued by or under the direction of the Company's Board of Directors.

   Investment Policy: At least 70% of the Company's total assets will be invested in: (i) debt securities which are rated at the time of purchase as Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or better; (ii) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (iii) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or a political subdivision thereof, such securities not to exceed 25% of the Company's total assets; (iv) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or BBB), or if not rated, are considered by the Company's investment adviser to be of investment quality comparable to securities described under item (i); (v) commercial paper considered by the Company's investment adviser to be of investment quality comparable to securities which may be purchased under item (i) above; and (vi) cash or cash equivalents.

   Securities Transactions and Investment Income: Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized daily on the accrual basis. Original issue discount is accreted using the effective yield method. Market discount and premiums on securities are not amortized or accreted.

   Dividends & Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains (including net short-term capital gains) are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to the treatment of market discount. Reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1997, the Company reclassified $138,542 to increase undistributed net investment income, $180,716 to increase accumulated net realized loss on investments and $42,174 to increase capital surplus.

   Federal Income Tax: It is the Company's policy to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is applicable.

                       HATTERAS INCOME SECURITIES, INC.

2. PURCHASES AND SALES OF SECURITIES:

   Net realized gains or losses from investment transactions during the period have been computed using the first-in, first-out method of determining the cost of securities sold or matured. Purchases and sales (including maturities) of securities during the year ended December 31, 1997 are summarized as follows:



                                                                              Sales and
                                                             Purchases       Maturities
                                                          --------------   --------------
     Corporate Bonds ..................................   $ 13,919,385     $ 15,382,967
     U.S. Government and Agencies (Long-term) .........     90,114,476       86,014,114
     Foreign Bonds ....................................        264,063        3,246,730
                                                          ------------     ------------
         Total ........................................   $104,297,924     $104,643,811
                                                          ============     ============

   At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,177,205 of which $1,458,713 related to appreciated securities and $281,508 related to depreciated securities. The aggregate cost of investment securities owned for Federal income tax purposes was $52,046,149.


3. CAPITAL LOSS CARRYFORWARD:

   At December 31, 1997 approximately $1,603,400 is available to offset future capital gains of which $181,110 expires in 1998, $822,917 expires in 1999, $47,580 expires in 2000, $476,575 expires in 2002 and $75,218 expires in
   2005. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.


4.  MANAGEMENT AND INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY
    TRANSACTIONS:

   The Company has entered into an investment advisory agreement ("Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI an annual fee equal to the sum of
   (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of a year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the year ended December 31, 1997.

   The Company and NBAI have entered into a sub-advisory agreement ("Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI a sub-advisory fee equal to an annual rate of 0.15% of the Company's average weekly net assets.

   NationsBank of Texas, N.A. (the "Custodian") serves as the custodian of the Company's assets. For the year ending December 31, 1997 the Custodian received $6,770 for its services. The Bank of New York ("BONY") serves as sub-custodian for the Company. The Company earns a credit on daily cash balances held at BONY. The earnings credit is applied to the monthly custody fee. For the year ended December 31, 1997 the earnings credit was $7,764.

                       HATTERAS INCOME SECURITIES, INC.


                  NOTES TO FINANCIAL STATEMENTS -- (Continued) ChaseMellon Shareholder Services ("ChaseMellon") serves as transfer agent and dividend disbursing agent for the Company.

   No officer, director or employee of NationsBank, NBAI, TradeStreet, BONY, or ChaseMellon, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays the Chairman an annual fee of $11,000 and each other director an annual fee of $7,000.

                        HATTERAS INCOME SECURITIES, INC.


                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Hatteras Income Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hatteras Income Securities, Inc. (the "Company") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Boston, Massachusetts

February 17, 1998

                   Annual Meeting of Stockholders (Unaudited)

     On April 24, 1997, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, the following directors were elected by the following votes: (i) William H. Grigg: 2,597,783 For, 55,233 Against; (ii) Thomas F.
Keller: 2,597,388 For, 55,628 Against; and (iii) A. Max Walker: 2,595,983 For, 57,033 Against. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997, was ratified by the following votes: 2,602,900 For, 24,982 Against, 25,134 Abstaining.

                        HATTERAS INCOME SECURITIES, INC.


                          DIVIDEND REINVESTMENT PLAN


The Plan

     The Company's Dividend Reinvestment Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.


Participation

     Shareholders of record will receive their dividends in cash unless they have instructed ChaseMellon (the "Plan Agent") in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.


Pricing of Dividends and Distributions

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the New York Stock Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.


No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.


Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, (800) 851-9677.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BOARD OF DIRECTORS
A. MAX WALKER, Chairman
     Financial Consultant


WILLIAM H. GRIGG
     Chairman Emeritus,
     Duke Power Company


THOMAS F. KELLER
     Retired Dean,
     Fuqua School of Business,
     Duke University


FUND OFFICERS

MARK H. WILLIAMSON
     President


EDWARD D. BEDARD
     Chief Financial Officer


ROBERT B. CARROLL
     Secretary


RICHARD S. SZAFRAN
     Treasurer


ANDREW R. PETRUSKI
     Assistant Treasurer


MARK S. AHNRUD, CFA
     Assistant Secretary and
     Portfolio Manager















OFFICE OF THE COMPANY
Hatteras Income Securities, Inc.
One NationsBank Plaza -- NC1-002-33-31
101 S. Tryon Street
Charlotte, North Carolina 28255


INVESTMENT ADVISER
NationsBanc Advisors, Inc.
One NationsBank Plaza
101 S. Tryon Street
Charlotte, North Carolina 28255


SUB-INVESTMENT ADVISER
TradeStreet Investment Associates, Inc.
One NationsBank Plaza
101 S. Tryon Street
Charlotte, North Carolina 28255


FUND COUNSEL
Morrison & Foerster LLP 2000 Pennsylvania Avenue, N.W.
Suite 5500
Washington, D.C. 20006


CUSTODIAN
NationsBank of Texas, N.A.
1401 Elm Street -- 11th Floor
Dallas, TX 75202


SUB-CUSTODIAN
The Bank of New York
90 Washington St.
New York, NY 10286


TRANSFER AGENT
ChaseMellon Shareholder Services
450 West 33rd Street 15th Floor
New York, NY 10001


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110